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STATE OF NORTH CAROLINA
COUNTY OF COLUMBUS

                                                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and executive officers of UNITED CAROLINA BANCSHARES CORPORATION (the "Corporation") has made, constituted and appointed and, by these presents, hereby makes, constitutes and appoints HOWARD V. HUDSON, JR., RONALD C. MONGER, WILLIAM R. LATHAN, JR. and RAYMOND W. HINES, and each of them, jointly and severally, his true and lawful agents and attorneys-in-fact, with full power of substitution and resubstitution, and with full power and authority for him and in his name, place and stead, to sign for the undersigned and in his name as a director or officer of the Corporation a Registration Statement on Form S-4, as well as any Amendments to such Registration Statement, and to file the same with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the shares of common stock of the Corporation which will be offered and sold to shareholders of Seaboard Savings Bank, Inc., SSB ("Seaboard") upon the conversion of the outstanding shares of Seaboard's common stock into shares of the Corporation's common stock in connection with the merger of Seaboard with and into United Carolina Bank, the Corporation's wholly-owned subsidiary.

                  Further, each of the undersigned hereby grants to said agents and attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said agents and attorneys-in-fact or either of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  IN WITNESS WHEREOF, the undersigned have hereunto signed their names on the dates indicated.

               Signature                                              Date




/s/ E. Rhone Sasser                                             October 19, 1995
E. Rhone Sasser, Chairman of the Board,
  President and Chief Executive Officer
  (principal executive officer)



/s/ Ronald C. Monger                                            October 19, 1995
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Ronald C. Monger, Executive Vice
  President and Chief Financial Officer
  (principal financial officer)


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/s/ John F. Watson                                              October 19, 1995
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John F. Watson, Controller
  (principal accounting officer)


/s/ J. W. Adams                                                 October 19, 1995
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J. W. Adams, Director


/s/ John V. Andrews                                             October 19, 1995
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John V. Andrews, Director



                                                                October   , 1995
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Russell M. Carter, Director


/s/ W. E. Carter                                                October 19, 1995
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W. E. Carter, Director


/s/ Alfred E. Cleveland                                         October 19, 1995
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Alfred E. Cleveland, Director


/s/ James L. Cresimore                                          October 19, 1995
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James L. Cresimore, Director


/s/ Thomas P. Dillon                                            October 19, 1995
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Thomas P. Dillon, Director


/s/ C. Frank Griffin                                            October 19, 1995
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C. Frank Griffin, Director


/s/ James C. High                                               October 19, 1995
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James C. High, Director


/s/ Jack E. Shaw                                                October 19, 1995
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Jack E. Shaw, Director


/s/ Harold B. Wells                                             October 19, 1995
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Harold B. Wells, Director


/s/ Charles M. Winston                                          October 19, 1995
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Charles M. Winston, Director